SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) January 22, 2003







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                     0-22316                 23-2731409
--------------------------------      ------------------     -----------------
(State or other jurisdiction          (Commission File       (I.R.S. Employer
 of incorporation or organization)        Number)            Identification No.)



420 S. York Road, Hatboro, Pennsylvania                        19040
---------------------------------------               --------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------


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Items 1-4 and Items 6-9.  None

Item 5.  Other Events

Fourth Quarter and Year-End Earnings Announced

On January 22, 2003, the Company released its earnings for the fourth quarter and year-end 2002.

Item 7.  Financial Statements and Exhibits

EXHIBITS

Press Release dated January 22, 2002.



                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PENN-AMERICA GROUP, INC.



Date:  January 22, 2003

                                                 BY:     /s/ Garland P. Pezzuolo
                                                   -----------------------------
                                                 Garland P. Pezzuolo
                                                 Vice President, Secretary and
                                                 General Counsel